Exhibit 10.10

                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                             TERM PROMISSORY NOTE*

         This AMENDMENT NO. 1, dated as of July 2nd, 2003 (this "AMENDMENT"), is made by and between FIND/SVP, INC., a New York corporation (the "BORROWER"), and JPMORGAN CHASE BANK (the "BANK").

         WHEREAS the Borrower previously issued that certain Amended and Restated Term Promissory Note, dated April 1, 2003, in the principal amount of $1,500,000, payable to the order of the Bank (the "EXISTING NOTE", as amended by this Amendment, the "AMENDED NOTE", and as the Amended Note may hereafter be amended, supplemented or otherwise modified from time to time, the "NOTE");

         WHEREAS the Borrower now wishes to make certain amendments to the Existing Note and the Bank has agreed to such amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Note.

         SECTION 2. AMENDMENTS TO THE EXISTING NOTE. Effective as of the date hereof, the Existing Note is hereby amended as follows:

         (a) The definition of "Guarantors" contained in Section 1 is hereby amended by inserting the new phrase "TTech Acquisition Corp., a Delaware corporation," immediately preceding the phrase "Guideline Research Corp".

         (b) The definition of "Subordinated Debt" contained in Section 1 is amended in its entirety to read as follows:

         ""SUBORDINATED DEBT" means all indebtedness owing under the Amended and Restated Loan Agreement, dated as of July 2, 2003, between the undersigned and Petra Mezzanine Fund, L.P. ("PETRA"), the Promissory Note, dated April 1, 2003, issued by the undersigned to the order of Petra in the principal amount of $3,000,000.00 and the Promissory Note, dated July 2, 2003, issued by the undersigned to the order of Petra in


------------------------------
*A substantially similar amendment will be prepared for the Amended and Restated Senior Grid Promissory Note.

         the principal amount of $500,000.00, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of the Subordination Agreement."

         SECTION 3. REFERENCE TO AND EFFECT ON THE EXISTING NOTE. (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Note to "this Note", "hereunder", "hereof" or words of like import referring to the Existing Note shall mean and be a reference to the Amended Note; and (ii) each reference in any other Facility Document to "the Note", "thereunder", "thereof" or words of like import referring to the Existing Note shall mean and be a reference to the Amended Note. The parties hereto agree and acknowledge that this Amendment constitutes a Facility Document.

         (b) Except as specifically amended above, the Existing Note shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Existing Note or any other Facility Document, nor constitute a waiver of any provision of the Existing Note or any other Facility Document.

         SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.


                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                 FIND/SVP, INC.

                                 By /s/ Peter Stone
                                    -----------------------
                                   Title: Chief Financial Officer

                                 JPMORGAN CHASE BANK


                                 By /s/ Steven J. Szanto
                                    -----------------------
                                   Title Vice President



 Signature Page to Amendment No. 1 to Amended and Restated Term Promissory Note